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                                                                    EXHIBIT 10.6

                              CKE RESTAURANTS, INC.

                              STOCK AWARD AGREEMENT
                                      UNDER
                    2005 OMNIBUS INCENTIVE COMPENSATION PLAN

      THIS STOCK AWARD AGREEMENT (the "Agreement") is entered into as of ___________, 200_ by and between ______________________ (hereinafter referred to as "Grantee") and CKE Restaurants, Inc., a Delaware corporation (hereinafter referred to as the "Company"), pursuant to the Company's 2005 Omnibus Incentive Compensation Plan (the "Plan"). Any capitalized term not defined herein shall have the same meaning ascribed to it in the Plan.

                                R E C I T A L S:

      A. Grantee is an employee or director, and in connection therewith has rendered services for and on behalf of the Company or its Affiliates.

      B. The Company desires to issue shares of common stock to Grantee for the consideration set forth herein to provide an incentive for Grantee to remain a Service Provider of the Company and to exert added effort towards its growth and success.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

            1. ISSUANCE OF SHARES. The Company hereby offers to issue to Grantee an aggregate of _____________ (_____) shares of Common Stock of the Company (the "Shares") on the terms and conditions herein set forth. Unless this offer is earlier revoked in writing by the Company, Grantee shall have ten (10) days from the date of the delivery of this Agreement to Grantee to accept the offer of the Company by executing and delivering to the Company two copies of this Agreement, without condition or reservation of any kind whatsoever, together with the consideration to be delivered by Grantee pursuant to Section 2 below, if applicable.

            2. CONSIDERATION. The purchase price for the Shares shall be zero ($0.00).

            3. VESTING OF SHARES. The Shares shall be fully vested as of the date of this Agreement.

            4. LIMITATION OF COMPANY'S LIABILITY FOR NONISSUANCE. The Company agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to Grantee pursuant to this Agreement. The inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority or approval shall not have been obtained.

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            5. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and effective (i) when delivered by hand, (ii) when otherwise delivered against receipt therefor, or (iii) three (3) business days after being mailed if sent by registered or certified mail, postage prepaid, return receipt requested. Any notice shall be addressed to the parties as follows or at such other address as a party may designate by notice given to the other party in the manner set forth herein:

                  (A) if to the Company:

                      CKE Restaurants, Inc.
                      6307 Carpinteria Ave., Ste. A
                      Carpinteria, CA 93013
                      Attention:  Chief Financial Officer

                  (B) if to the Grantee, at the address shown on the signature page of this Agreement or at his most recent address as shown in the employment or stock records of the Company.

            6. BINDING OBLIGATIONS. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

            7. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

            8. NUMBER AND GENDER. Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders.

            9. AMENDMENT. This Agreement may not be amended, waived, discharged, or terminated other than by written agreement of the parties.

            10. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

            11. ASSIGNMENT. Grantee shall have no right, without the prior written consent of the Company, to (i) sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby, or (ii) delegate his or her duties or obligations under this Agreement. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

            12. SEVERABILITY. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

            13. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of California without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.


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            14. NO EMPLOYMENT CONTRACT CREATED. Nothing in this Agreement shall be construed as granting to the Grantee any right with respect to continuance of employment by the Company or any Affiliate (or a successor entity). The right of the Company or any Affiliate (or successor entity) to terminate at will the Grantee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any written employment agreement which the Grantee may otherwise have with the Company or any Affiliate (or a successor entity).

            15. "MARKET STAND-OFF" AGREEMENT. Grantee agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities (including any acquisition transaction where Company securities will be used as all or part of the purchase price), Grantee will not sell or otherwise transfer or dispose of any Shares held by Grantee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

            16. TAX CONSEQUENCES. Grantee understands that Grantee (and not the Company) shall be responsible for the Grantee's own tax liability that may arise as a result of the acquisition of the Shares. The Company has the authority to require Grantee to remit to the Company an amount sufficient to satisfy all federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of the receipt of the Shares.

            17. ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

            18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Grantee and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Grantee and the Company.

                            [Signature Page Follows]


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                               GRANTEE:

CKE RESTAURANTS, INC.

By:
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Name:
      -------------------------------      -------------------------------------
                                                       (Print Name)
Title:
      -------------------------------


                                           Address:


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                       CONSENT AND RATIFICATION OF SPOUSE

      The undersigned, the spouse of _____________________, a party to the attached Stock Award Agreement (the "Agreement"), dated as of _______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

      I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.

Date:
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                                                        (Signature)


                                           -------------------------------------
                                                        (Print Name)